UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2022

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on March 31, 2022 by East Resources Acquisition Company (the “Company”) with Securities Exchange Commission (the “SEC”), the Company determined that it was unable, without unreasonable effort or expense, to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), by the required due date of March 31, 2022.

In connection with the foregoing, on April 22, 2022, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) (the “Rule”) because it had not timely filed the Form 10-K with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

Under NASDAQ rules, the Company has 60 calendar days, or until June 21, 2022, to submit a plan to regain compliance with the Rule. If NASDAQ accepts the Company’s plan, then NASDAQ may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 12, 2022, to regain compliance. The Company is working diligently to complete and file the Form 10-K as soon as reasonably practicable with the intention of regaining compliance.

The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the NASDAQ Capital Market.

Item 8.01Other Events.

On April 26, 2022, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: April 26, 2022	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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